UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 10, 2007

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
                           OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
                           COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed in its Current Report on Form 8-K dated August 22, 2007, Benny L. Holder, the former Vice President and Chief Information Officer of Unifi, Inc. (the "Registrant"), was terminated from his position, and the Registrant began negotiations with Mr. Holder concerning a severance arrangement.

On September 10, 2007, the Registrant entered into a Severance Agreement (the "Severance Agreement") with Mr. Holder. Pursuant to the Severance Agreement Mr. Holder's last day of employment was August 31, 2007 (the "Separation Date"). The Severance Agreement is retroactively effective as of the Separation Date. Under the terms of the Severance Agreement, (i) Mr. Holder will receive aggregate severance equal to $168,750, subject to applicable withholding and deductions, (ii) Mr. Holder will continue to receive medical and dental coverage from the Registrant through the earlier of his coverage by a new employer or May 31, 2008, provided that Mr. Holder shall continue to pay the premiums applicable to other employees of the Registrant for such coverage and (iii) Mr. Holder shall receive outplacement services for a period ending upon the earlier of his obtaining new employment or nine (9) months from the Separation Date.   In exchange for the consideration provided by the Severance Agreement, Mr. Holder has also agreed to refrain from engaging in certain competitive activity for a period of nine (9) months following the Separation Date.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Severance Agreement, executed September 10, 2007 between the Registrant and Benny L. Holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNIFI, INC.

                                                    By:               /s/ CHARLES F. MCCOY
                                                                 Charles F. McCoy
                                                                     Vice President, Secretary and General Counsel

Dated:  September 12, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Severance Agreement, executed September 10, 2007 between the Registrant and Benny L. Holder.